UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:
   Preliminary Proxy Statement  ☐
   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))    ☐
   Definitive Proxy Statement  ☐
   Definitive Additional Materials  ☑
   Soliciting Material Pursuant to §240.14a-12      ☐

JAVO BEVERAGE COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     No fee required. ☑
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.   ☐
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (setforth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
Fee paid previously with preliminary materials. ☐

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. ☐

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

JAVO BEVERAGE COMPANY, INC.
1311 Specialty Drive
Vista, California 92081
(760) 560-5286

On April 16, 2010, Javo Beverage Company filed a definitive proxy statement on Schedule 14A for its Annual Meeting of Stockholders to be held on June 4, 2010 (the “Definitive Proxy”), which proxy statement has since been printed and mailed to stockholders entitled to notice of and to vote at the meeting.  The Definitive Proxy incorrectly stated on page 1 the number of shares of Common Stock issued and outstanding as of April 12, 2010, record date for the meeting.  As of that date, there were a total of 298,803,343 shares of Common Stock issued and outstanding.

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